UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 4, 2013

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On December 4, 2013, we entered into an underwriting agreement between ourselves and Barclays Capital Inc., or Barclays Capital, as representative of the underwriters named in the underwriting agreement, or the underwriters. Pursuant to the underwriting agreement, we agreed to sell to the underwriters $125.0 million aggregate principal amount of our 4.00% Convertible Senior Notes due 2033, or the 2033 notes. In addition, we granted the underwriters an option exercisable within 30 days to purchase up to an additional $18.75 million aggregate principal amount of 2033 notes if the underwriters sell more than $125.0 million of 2033 notes. The underwriting agreement contains customary representations and warranties, indemnification provisions and closing conditions. The underwriters made a public offering of the 2033 notes registered under our previously filed shelf registration statement on Form S-3 (File No. 333-175901). The foregoing description of this underwriting agreement is qualified in its entirety by reference to the underwriting agreement filed as Exhibit 1.1 to this report, which is incorporated herein by reference.

On December 10, 2013, we issued $125.0 million aggregate principal amount of the 2033 notes upon the closing of the offering. The underwriters paid us a purchase price for the 2033 notes equal to 97% of the principal amount thereof. We raised total net proceeds of approximately $120.9 million after deducting underwriting fees and offering expenses. We used approximately $112.6 million of the net proceeds to fund the repurchase prices of approximately $80.9 million, in the aggregate, of our outstanding 7.00% Convertible Senior Notes due 2031, or the 2031 notes, and also paid the accrued interest thereon. These repurchases were individually negotiated with a limited number of holders of 2031 notes who qualified as institutional accredited investors and/or qualified institutional buyers under the securities laws. After giving effect to these repurchases, approximately $34.1 million aggregate principal amount of 2031 notes remains outstanding. We applied the remainder of the net proceeds to fund payment of the cost of the capped call confirmation described below that we entered into with Barclays Bank PLC, an affiliate of Barclays Capital, or the hedge counterparty.

In connection with the pricing of the 2033 notes, on December 4, 2013 we entered into a privately-negotiated capped call confirmation with the hedge counterparty with respect to 13,056,535 of our common shares, which is approximately equal to the number of shares initially issuable upon the conversion of the 2033 notes. The strike price of the capped call confirmation is initially $9.5738, which approximately corresponds to the initial conversion price of the 2033 notes, and is subject to adjustments. The cap price of the capped call confirmation is initially $11.914, which represents a premium of approximately 40% over the last reported sale price on December 4, 2013 of $8.51 per share on the New York Stock Exchange of our common shares, and is also subject to adjustments. The final expiration date for the transaction evidenced by the capped call confirmation is scheduled to occur in October 2018. We paid approximately $8.8 million to enter into the capped call confirmation and, if the underwriters exercise their option to purchase additional 2033 notes, we intend to enter into an additional capped call confirmation with the hedge counterparty with respect to a number of shares equal to the number of shares initially issuable upon the conversion of such additional 2033 notes. We generally expect the capped call confirmation to reduce potential dilution to holders of our common shares upon conversion of the 2033 notes. The capped call confirmation is a separate transaction and is not part of the terms of the 2033 notes and will not affect the holders’ rights under the 2033 notes. Holders of the 2033 notes will not have any rights with respect to the capped call confirmation. The foregoing description of this capped call confirmation is qualified in its entirety by reference to the capped call confirmation filed as Exhibit 10.1 to this report, which is incorporated herein by reference.

The underwriters and their related entities have engaged, and may in the future engage, in commercial and investment banking transactions with us and our affiliates in the ordinary course of their business. They have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions. In particular, affiliates of Barclays Capital are counterparties to our commercial mortgage-backed loan repurchase facility, and will act as hedge counterparty in connection with the capped call confirmation.

Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the agreements described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions, the future price of our common shares and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include risks associated with the ability of the hedge counterparty to perform, actions the hedge counterparty may take to modify its hedge position, the effect of the cap price, the completion of the 2031 notes repurchases and other risks described in the "Risk Factors" section of our most recent prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and our other filings with the Securities and Exchange Commission.

Item 8.01 Other Events.

In connection with the closing of the offering of the 2033 notes referenced in Item 1.01 of this report, a legal opinion was delivered regarding the legality of the 2033 notes which is attached as Exhibit 5.1 to this Form 8-K and a legal opinion was delivered regarding tax matters relating to the 2033 notes which is attached as Exhibit 8.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

1.1 Underwriting Agreement dated December 4, 2013 between RAIT Financial Trust and Barclays Capital Inc., as representative for the underwriters named therein.

5.1 Opinion of Duane Morris LLP regarding legality.

8.1 Opinion of Ledgewood, P.C. regarding tax matters.

10.1 Capped Call Confirmation dated December 4, 2013 between RAIT Financial Trust and Barclays Bank PLC.

23.1 Consent of Duane Morris LLP (included in Exhibit 5.1)

23.2 Consent of Ledgewood, P.C. (included in Exhibit 8.1)

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

December 10, 2013	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated December 4, 2013 between RAIT Financial Trust and Barclays Capital Inc., as representative for the underwriters named therein.
5.1	Opinion of Duane Morris LLP regarding legality (also including Exhibit 23.1 Consent of Duane Morris LLP).
8.1	Opinion of Ledgewood, P.C. regarding tax matters (also including Exhibit 23.2 Consent of Ledgewood, P.C.).
10.1	Capped Call Confirmation dated December 4, 2013 between RAIT Financial Trust and Barclays Bank PLC. Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions have been filed with the Securities and Exchange Commission.